              AMENDMENT NUMBER 14 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 14 to Purchase Agreement GCT-025/98, dated as of November 13, 2001 ("Amendment No. 14") relates to the Purchase Agreement GCT-025/98 (the "Purchase Agreement") between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer") dated June 17, 1998 as amended from time to time (collectively referred to herein as "Agreement"). This Amendment No. 14 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 14 sets forth additional agreements between Embraer and Buyer relative to the exercise of [*]

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 14, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 14 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 14 shall control.

WHEREAS, in connection with the Parties' agreements as described above, the Parties have agreed to amend the Purchase Agreement as provided for below:

      NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.    SUBJECT: Article 2.a shall be deleted and replaced with the following:

      a. Embraer shall sell and Buyer shall purchase and take delivery of [*] firm Aircraft ("Firm Aircraft"), and if Buyer so elects, up to [*] option Aircraft ("Option Aircraft"), upon the terms and conditions of this Agreement. Such Aircraft quantity distribution shall be as follows:

            a.1   Firm Aircraft:  [*] EMB-145 Aircraft and [*]
                  EMB-140 Aircraft (also referred to as Aircraft [*]);

            a.2 Option Aircraft: [*] EMB-145 Aircraft (also referred to as Aircraft [*]).

2. DELIVERY SCHEDULE: The delivery schedule contained in Article 5.a shall be deleted and replaced with the following:


--------------------------------------------------------------------------------------------------------------------------------
    A/C #          AIRCRAFT          DELIVERY MONTH             A/C #               AIRCRAFT               DELIVERY MONTH
--------------------------------------------------------------------------------------------------------------------------------
      01           EMB-145              [*]                      28                 EMB-145                   [*]
--------------------------------------------------------------------------------------------------------------------------------
      02           EMB-145              [*]                      29                 EMB-145                   [*]
--------------------------------------------------------------------------------------------------------------------------------
      03           EMB-145              [*]                      30                 EMB-145                   [*]
--------------------------------------------------------------------------------------------------------------------------------
      04           EMB-145              [*]                      31                 EMB-145                   [*]
--------------------------------------------------------------------------------------------------------------------------------
      05           EMB-145              [*]                      32                 EMB-145                   [*]
--------------------------------------------------------------------------------------------------------------------------------
      06           EMB-145              [*]                      33                 EMB-145                   [*]
--------------------------------------------------------------------------------------------------------------------------------



--------------------
* Confidential

--------------------------------------------------------------------------------------------------------------------------------
      07           EMB-145              Mar-00*                  34                 EMB-145                   Sep-01*
--------------------------------------------------------------------------------------------------------------------------------
      08           EMB-145              May-00*                  35                 EMB-145                   Sep-01*
--------------------------------------------------------------------------------------------------------------------------------
      09           EMB-145              Jun-00*                  36                 EMB-140                  22-Oct-01
--------------------------------------------------------------------------------------------------------------------------------
      10           EMB-145              Jul-00*                  37                 EMB-145                  20 Dec-01
--------------------------------------------------------------------------------------------------------------------------------
      11           EMB-145              Aug-00*                  38                 EMB-140                  24 Oct-01
--------------------------------------------------------------------------------------------------------------------------------
      12           EMB-145              Aug-00*                  39                 EMB-145                   Oct-01*
--------------------------------------------------------------------------------------------------------------------------------
      13           EMB-145              Sep-00*                  40                 EMB-140                  26 Nov-01
--------------------------------------------------------------------------------------------------------------------------------
      14           EMB-145              Oct-00*                  41                 EMB-145                  14 Nov-01
--------------------------------------------------------------------------------------------------------------------------------
      15           EMB-145              Nov-00*                  42                 EMB-140                  29 Nov-01
--------------------------------------------------------------------------------------------------------------------------------
     16            EMB-145              Nov-00*                  43                 EMB-140                  10 Dec-01
--------------------------------------------------------------------------------------------------------------------------------
     17            EMB-145              Dec-00*                  44                 EMB-140                  14 Dec-01
--------------------------------------------------------------------------------------------------------------------------------
     18            EMB-145              Dec-00*                  45                 EMB-140                  19 Dec-01
--------------------------------------------------------------------------------------------------------------------------------
     19            EMB-145              Jan-01*                  46                 EMB-140                  27 Feb-02
--------------------------------------------------------------------------------------------------------------------------------
     20            EMB-145              Jan-01*                  47                 EMB-140                  20 Mar-02
--------------------------------------------------------------------------------------------------------------------------------
     21            EMB-145              Jan-01*                  48                 EMB-140                  29 Mar-02
--------------------------------------------------------------------------------------------------------------------------------
     22            EMB-145              Feb-01*                  49                 EMB-140                  20 May-02
--------------------------------------------------------------------------------------------------------------------------------
     23            EMB-145              Mar-01*                  50                 EMB-140                  20 Jun-02
--------------------------------------------------------------------------------------------------------------------------------
      24           EMB-145              Apr-01*                  51                 EMB-140                  10 Jul-02
--------------------------------------------------------------------------------------------------------------------------------
      25           EMB-145              Apr-01*                  52                 EMB-140                  19 Jul-02
--------------------------------------------------------------------------------------------------------------------------------
      26           EMB-145              May-01*                  53                 EMB-140                  20 Aug-02
--------------------------------------------------------------------------------------------------------------------------------
      27           EMB-145              May-01*
---------------------------------------------------------

      Remarks: * Delivered to Buyer as of the date hereof.

3.    OPTION AIRCRAFT:

      3.1 The first paragraph, delivery table, and second paragraph in Article 24 shall be deleted and replaced with the following:

      Buyer shall have the option to purchase the Option Aircraft, to be delivered in accordance with the chart below, subject to the terms and conditions of this Article:

--------------------------------------------------------------------------------------------------------------------------------
                                                        OPTION AIRCRAFT
--------------------------------------------------------------------------------------------------------------------------------
   A/C #           AIRCRAFT              DELIVERY MONTH             A/C #             AIRCRAFT              DELIVERY MONTH
--------------------------------------------------------------------------------------------------------------------------------
     01            EMB-145                  Nov 02                   11               EMB-145                  Apr 03
--------------------------------------------------------------------------------------------------------------------------------
     02            EMB-145                  Nov 02                   12               EMB-145                  Apr 03
--------------------------------------------------------------------------------------------------------------------------------
     03            EMB-145                  Dec 02                   13               EMB-145                  May 03
--------------------------------------------------------------------------------------------------------------------------------
     04            EMB-145                  Dec 02                   14               EMB-145                  May 03
--------------------------------------------------------------------------------------------------------------------------------
     05            EMB-145                  Jan 03                   15               EMB-145                  Jun 03
--------------------------------------------------------------------------------------------------------------------------------
     06            EMB-145                  Jan 03                   16               EMB-145                  Jun 03
--------------------------------------------------------------------------------------------------------------------------------
     07            EMB-145                  Feb 03                   17               EMB-145                  Jul 03
--------------------------------------------------------------------------------------------------------------------------------
     08            EMB-145                  Feb 03                   18               EMB-145                  Jul 03
--------------------------------------------------------------------------------------------------------------------------------
     09            EMB-145                  Mar 03                   19               EMB-145                  Aug 03
--------------------------------------------------------------------------------------------------------------------------------
     10            EMB-145                  Mar 03                   20               EMB-145                  Aug 03
--------------------------------------------------------------------------------------------------------------------------------

      3.2 Article 24.e shall be deleted and replaced with the following:

      e. CONFIRMATION OF OPTION GROUPS: The Option Groups (of two Aircraft each) shall be confirmed on or before the following dates:

             First 4 Option Groups:       [*]
             Next 2 Option Groups:        [*]
             Next 2 Option Groups:        [*]
             Last 2 Option Groups:        [*]

      At the time of each such confirmation, the Initial Deposit with respect to the Option Aircraft in such Option Group shall become non refundable. In the event that Buyer fails to exercise its option with respect to any five
      (5) Option Groups, Buyer shall lose its rights to said Option Groups, as well as all remaining Option Groups.

4. MISCELLANEOUS: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 14 shall remain valid in full force and effect without any change.

         [The remainder of this page has been left blank intentionally.]


--------------------
* Confidential

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 14 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronautica S.A.     Solitair Corp.


By     /s/ Frederico Fleury Curado                 By     /s/ Douglas J. Lambert
Name:  Frederico Fleury Curado                     Name:  Douglas J. Lambert
Title: E.V.P. Airline Market                       Title: V. P.


By     /s/ Flavio Rimoli                           Date:  12-12-01
Name:  Flavio Rimoli                               Place: Greenwich, CT U.S.A.
Title: Director of Contracts

Date:
Place: